SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2009
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

General Finance Corporation (the "Company") hereby amends its Current Report on Form 8-K (originally filed on January 19, 2009, Accession No. 0001144204-09-002454) to comply with the disclosure requirements of Item 4.01 and to include as Exhibit 16.1, an updated letter from Grobstein, Horwath & Company LLP, stating that it agrees with the statements made herein.

     References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (the “Company”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation (“GFNA”) and its subsidiary Pac-Van, Inc., an Indiana corporation ("Pac-Van"), and GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

TABLE OF CONTENTS

		Page
Item 4.01	Changes in Registrant’s Certifying Accountant	1

Item 9.01	Exhibits	—

EXHIBIT 16.1
 i

ITEM 4.01 CHANGES REGISTRANT’S CERTIFYING ACCOUNTANT

On January 19, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s new independent registered public accounting firm. The Company engaged Crowe as the Company's new independent registered public accounting firm on January 19, 2009. The approval was pursuant to the personnel of Grobstein Horwath & Company LLP (“GHC”) joining Crowe and subsequently notifying the Company that the GHC legal entity will no longer serve as its independent registered public accounting firm. GHC resigned as the Company's independent registered public accounting firm on January 19, 2009.

The audit reports of GHC on the financial statements of the Company as of and for the fiscal years ended  June 30, 2007 and June 30, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most two recent fiscal years ended June 30, 2007 and June 30, 2008 and through January 28, 2009, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal years ended June 30, 2007 and June 30, 2008 and through the date of this Current Report, there were: (i) no disagreements between the Company and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such fiscal years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GHC a copy of the disclosures in this Form 8-K and has requested that GHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHC agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated January 28, 2009, furnished by GHC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

16.1	Letter from Grobstein Horwath & Company LLP dated January 28, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: January 28, 2009	By:	/s/ Christopher A. Wilson
General Counsel, Vice President & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
16.1	Letter from Grobstein Horwath & Company LLP dated January 28, 2009